RESERVATION OF RIGHTS

AND

ELEVENTH AMENDMENT TO LOAN AGREEMENT

AND OTHER LOAN DOCUMENTS

THIS ELEVENTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is dated as of June [__], 2012, among DGSE COMPANIES, INC., a Nevada corporation (“Borrower”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (“Lender”).

A.            Borrower and Lender are party to that certain Loan Agreement dated as of December 22, 2005 (as modified, amended, renewed, extended, and restated, the “Loan Agreement”).

B.            Borrower has failed to deliver financial statements required under Section 7.1 of the Loan Agreement and has notified Lender that previously delivered financial statements are not accurate and may not be relied upon, and therefore certain Events of Default exist under Section 10.1(c) and (d) of the Loan Agreement (the “Subject Defaults”).

C.            Borrower and Lender have agreed, upon the following terms and conditions, to amend the Loan Agreement and certain other Loan Documents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Terms and References. Unless otherwise stated in this Amendment, (a) terms defined in the Loan Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Loan Agreement’s sections.

2.            Reservation of Rights.

(a)            Borrower hereby acknowledges and agrees that the Subject Defaults exist under the Loan Agreement. Lender has had discussions with Borrower and Guarantors regarding, among other things, the Subject Defaults (the “Default Meetings”), and Lender may continue to have additional Default Meetings with Borrower and/or Guarantors regarding the same. However, Lender is not obligated in any way with respect to future dealings between Lender and Borrower or Guarantors. Lender’s participation in such Default Meetings, prior to or after the date hereof, shall not constitute a waiver of any rights and remedies available to Lender resulting from the Subject Defaults or any other defaults which may exist.

(b)            Borrower hereby further acknowledges and agrees that neither the Default Meetings, Lender’s entering into this Amendment, nor Lender’s past or future failure to exercise available rights and remedies are intended to (i) operate as a waiver of any rights and remedies available to Lender pursuant to the Loan Agreement or other Loan Documents executed in connection therewith, including, without limitation, Lender’s ability to stop making Advances or (ii) indicate agreement on Lender’s part to forbear from exercising its rights and remedies. In addition, Lender has not waived its right to insist upon strict compliance with the Loan Agreement and the other Loan Documents.

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(c)            Borrower hereby further acknowledges and agrees that Lender shall be under no obligation to honor any request for an Advance under the Loan Agreement unless Lender, in its sole and absolute discretion, elects to do so. If Lender, in its sole and absolute discretion, elects to honor any such Advance Request Form, the making of such Advance will not operate as a waiver of the Subject Defaults or any other Event of Default or any right or remedy under the Loan Agreement or any other Loan Document, will not be deemed to establish a course of conduct so as to justify an expectation by Borrower that Lender will make any future Advances to Borrower, will not preclude Lender from exercising any and all remedies available to Lender under the Loan Agreement, other Loan Documents or applicable law at any time or times from and after the making of such Advance.

3.             Amendment to Loan Agreement.

(a)            Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Termination Date” therefrom, and substituting the following in lieu thereof:

“Termination Date” means 11:00 a.m., Dallas, Texas time on July 22, 2012, or such earlier date on which the Commitment terminates as provided in this Agreement.

4.             Amendment to Revolving Credit Note. The Revolving Credit Note is hereby amended by deleting the definition of “Maturity Date” therefrom, and substituting the following in lieu thereof:

Maturity Date: means July 22, 2012.

5.             Amendment to Term Note. The Term Note is hereby amended by deleting the definition of “Maturity Date” therefrom, and substituting the following in lieu thereof:

Maturity Date: means July 22, 2012.

6.             Amendments to Other Loan Documents.

(a)            All references in the Loan Documents to the Loan Agreement shall henceforth include references to the Loan Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased. All references in the Loan Documents to the Notes shall henceforth include references the Notes as amended hereby, and as may, from time to time, be further amended, modified, renewed, extended, and/or restated.

(b)            Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

7.             Conditions Precedent. This Amendment shall not be effective until (a) Lender receives an executed copy of this Amendment, including the ratifications attached hereto; (b) Lender receives payment of the estimated reasonable fees and expenses of Lender’s counsel incurred in connection with this Amendment in immediately available funds; and (c) all representations and warranties set forth in this Amendment are true and correct.

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8.             Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all Liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

9.              Representations. Borrower represents and warrants to Lender that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower; (b) other than the filing of the Loan Agreement and this Amendment with the Securities and Exchange Commission, no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as may be limited by Debtor Relief Laws; (d) the execution, delivery, and performance by Borrower of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which Borrower is a party or by which Borrower is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects, other than with respect to the Subject Defaults; and (f) after giving effect to this Amendment, no Default or Event of Default (other than the Subject Defaults) exists.

10.           Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

11.           Maximum Interest Rate. Regardless of any provision contained in any of the Loan Documents, Lender shall never be entitled to receive, collect, or apply as interest (whether termed interest herein or deemed to be interest by operation of law or judicial determination) on the Notes any amount in excess of interest calculated at the Maximum Lawful Rate, and, in the event that Lender ever receives, collects, or applies as interest any such excess, then the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such; and, if the principal amount of the Obligation is paid in full, then any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Lawful Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law: (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Notes; provided that, if the Notes are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Lawful Rate, then Lender shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Notes and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of interest calculated at the Maximum Lawful Rate.

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12.           Entireties. The Loan Agreement and other Loan Documents as amended by this Amendment represent the final agreement between the parties about the subject matter of the Loan Agreement and other Loan Documents as amended by this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

13.           RELEASE. BORROWER AND THE OTHER OBLIGATED PARTIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THEIR LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDER TO BORROWER OR ANY OBLIGATED PARTY UNDER THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER AND THE OBLIGATED PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE LENDER AND ITS PREDECESSORS, ATTORNEYS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY (INCLUDING, WITHOUT LIMITATION, CLAIMS OF FRAUD, DURESS, MISTAKE, TORTIOUS INTERFERENCE, USURY, BREACH OF FIDUCIARY DUTY, BREACH OF DUTY OF FAIR DEALING, BREACH OF CONFIDENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, NEGLIGENCE OR FRAUD IN RATES AND METHODS USED TO COMPUTE INTEREST, DECEPTIVE TRADE PRACTICE OR THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT), ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR THE OTHER OBLIGATED PARTIES MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, ATTORNEYS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY CREDIT ACCOMMODATIONS FROM LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

14.           Parties. This Amendment binds and inures to Borrower, Lender, and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank;

Signature Pages to Follow]

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EXECUTED as of the date first stated above.

BORROWER:

DGSE COMPANIES, INC., a Nevada corporation

By:
William H. Oyster, President

LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION,

a national banking association

By:

            Bobby Little, Vice President

Signature Page to Reservation of Rights

and

Eleventh Amendment to Loan Agreement and other Loan Documents

To induce Lender to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the execution and delivery of the Amendment, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to Lender under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations including the Revolving Credit Note and the Term Note, as amended hereby, (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Lender and its respective successors and permitted assigns, and (d) acknowledge and agree to the provisions of Section 13 of this Amendment.

GUARANTORS:

DGSE CORPORATION

By:
William H. Oyster, President

NATIONAL JEWELRY EXCHANGE, INC.

By:
William H. Oyster, President

CHARLESTON GOLD & DIAMOND EXCHANGE, INC.

By:
William H. Oyster, President

AMERICAN PAY DAY CENTERS, INC.

By:
John Benson, Secretary

Signature Page to Reservation of Rights

and

Eleventh Amendment to Loan Agreement and other Loan Documents

SUPERIOR GALLERIES, INC.

By:
Name: Title:

SBT, INC.

By:
Name: Title:

Signature Page to Reservation of Rights

and

Eleventh Amendment to Loan Agreement and other Loan Documents